Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	11,718.59
Total Transaction Valuation	84,855,800.00
Net Fee	$ 11,718.59